UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): JUNE 13, 2024

CUSTOM TRUCK ONE SOURCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38186	84-2531628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7701 Independence Avenue Kansas City, Missouri		64125
(Address of principal executive offices)		(Zip Code)
(816) 241-4888
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	CTOS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As noted below under Item 5.07, at the annual meeting of stockholders of Custom Truck One Source, Inc. (the “Company”) held on June 13, 2024, the Company’s stockholders, upon the recommendation of the board of directors of the Company (the "Board"), approved an amendment to the Company’s Amended and Restated 2019 Omnibus Incentive Plan (the "2019 Omnibus Incentive Plan”).

The amendment to the 2019 Omnibus Incentive Plan (the "Amendment") (1) increases the total number of shares of common stock issuable under the plan by 6,000,000 shares from 14,650,000 shares to 20,650,000 shares, (2) increases the number of shares that may be issued under the 2019 Omnibus Incentive Plan upon the exercise of incentive stock options by 6,000,000 shares, from 14,650,000 shares to 20,650,000 shares, and (3) extends the term of the plan to expire ten (10) years from the date the Board approved the Amendment. Other than the foregoing updates, the Amendment does not make any changes to the terms of the 2019 Omnibus Incentive Plan.

The Amendment was included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), and the Amendment is included as Exhibit 10.1 hereto and is incorporated by reference herein.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 13, 2024, the Company held an annual meeting of stockholders to vote on the following proposals, as described in more detail in the Company's Proxy Statement:

Proposal One: To elect three Class B directors to serve until the 2027 annual meeting of stockholders and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees was elected as a Class B director.

Nominee	For	Withheld	Broker Non-Votes
Marshall Heinberg	161,990,059	20,379,128	10,968,984
Louis Samson	168,343,010	14,026,177	10,968,984
David Wolf	167,362,584	15,006,603	10,968,984

Proposal Two: To approve, on an advisory basis, the compensation of the Company's named executive officers. In accordance with the voting results listed below, the compensation of the Company's named executive officers was approved by stockholders.

For	Against	Abstain	Broker Non-Votes
180,138,294	2,218,584	12,309	10,968,984

Proposal Three: To approve the Amendment. In accordance with the voting results listed below, the Amendment to the 2019 Omnibus Incentive Plan was approved by stockholders.

For	Against	Abstain	Broker Non-Votes
165,853,216	16,512,440	3,531	10,968,984

Proposal Four: To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for fiscal year ending December 31, 2024. In accordance with the voting results listed below, the appointment of Ernst & Young LLP was ratified by stockholders.

For	Against	Abstain
192,875,201	47,901	415,069

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1
Amendment No. 1 to the Custom Truck One Source, Inc. Amended and Restated 2019 Omnibus Incentive Plan (filed as Annex A to Custom Truck One Source, Inc.’s Definitive Proxy Statement on Schedule 14A filed on April 26, 2024, File No. 001-38186, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 14, 2024	Custom Truck One Source, Inc.

/s/ Christopher J. Eperjesy
Christopher J. Eperjesy Chief Financial Officer